Exhibit 10.39

                   MODIFICATION AND PARTIAL SURRENDER OF LEASE
                   -------------------------------------------


THIS MODIFICATION AND PARTIAL SURRENDER made as of June 18, 2002

BETWEEN:

        INFOWAVE SOFTWARE, INC.
        200 - 4664 Lougheed Highway
        Burnaby, B.C. V5C 5T5
                                        (the "Tenant")

AND:

        TONKO REALTY ADVISORS (B.C.) LTD. as Agent of the Owners
        (formerly known as Tonko-Novam Management Ltd. and Tonko Development
         (B.C.) Ltd.)
        800 - 688 West Hastings Street
        Vancouver, B.C. V6B 1P1
                                            (the "Landlord")

WHEREAS:

A. Pursuant to that certain Indenture of Lease dated June 1, 2000 as partially surrendered January 9, 2002 (the "Lease") the Landlord did demise and lease unto the Tenant the premises known as Suites 101, 103, 186, 188, and 190 and comprising 8,515 square feet in the building located at 4664 Lougheed Highway in Burnaby, B.C. (the "Leased Premises"), shown as outlined in black on the sketch plan attached as Schedule "A" hereto and being part of those lands and premises situate, lying and being in the City of Burnaby in the Province of British Columbia and more particularly known and described as:

                                   Lot 81 "A"
                  except firstly: the west 150 feet, secondly:
               part now road on statutory right of way Plan 4957
                     District Lot 124, Group 1 NWD Plan 3348
                                                                  (the "Lands");

B. The Leased Premises demised by the Lease are vested in the Tenant for the unexpired residue of the Term subject to a sublease of a portion of the Leased Premises to Strydent Software Inc. under a sublease dated August 31, 2000 (the "Sublease");

C. The Tenant and the Landlord have agreed to amend certain terms of the Lease as herein described;

D. At the request of the Tenant, the Landlord has agreed to accept a surrender of a portion of the Lease, such portion being of the part of the Leased Premises shown cross-hatched on Schedule "A" attached hereto and forming part hereof (the "Surrendered Portion of the Leased Premises"), which Surrendered Portion of the Leased Premises is subject to the Sublease, such partial surrender to be made as at 12:01 a.m. on July 1, 2002 (the "Effective Time") and on the terms as herein contained;

NOW THEREFORE THIS MODIFICATION AND PARTIAL SURRENDER WITNESSES that in consideration of the premises and the sum of $10.00 and other good and valuable consideration (the receipt and sufficiency whereof the parties hereby acknowledge), the parties covenant and agree as follows:

1. The Tenant as the person presently entitled to occupy the Leased Premises hereby assigns and surrenders to the Landlord effective at the Effective Time, the Surrendered Portion of the Leased Premises subject to the Sublease. The Tenant, for itself, its successors and assigns, hereby covenants with the Landlord that the Tenant will deliver up possession of the Surrendered Portion of the Leased Premises to the Landlord at the Effective Time subject to the rights of the subtenant under the Sublease, and that the Tenant has good right, full power and authority to surrender the Surrendered Portion of the Leased Premises subject to the rights of the subtenant pursuant to the Sublease.

2. The Tenant represents and warrants to the Landlord, as representations and warranties that are true on the date of execution of this Agreement and shall survive the completion of this surrender, that:

     (a)  the Sublease is in full force and effect, unamended;

     (b) there is no default on the part of the sublandlord or the subtenant under the Sublease;

     (c) all the subsisting rights and all subsisting obligations of the subtenant and the sublandlord, respectively, under the Sublease including without limitation those related to tenant

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          inducements, rental abatements or concessions, are as contained in the
          Sublease presented to the Landlord by the Tenant and there are no other agreements between the subtenant and the sublandlord under the Sublease now in effect pertaining to such rights and obligations;

     (d)  the Sublease has been validly authorized, executed and delivered;

     (e) the Sublease has not been cancelled, surrendered, modified, assigned or renewed and is in full force and effect and the subtenant has accepted possession, and is in occupation of the leased premises as defined in the Sublease and is paying rent upon the terms of the Sublease;

     (f) rent has been paid under the Sublease to date and has not been prepaid except as provided in the Sublease and the fixed basic rent at present payable pursuant to the Sublease is $3,624.00 per month;

     (g) the Tenant will not amend, modify or surrender the Sublease or accept any prepayment of rent other than the current month's rent without the prior written consent of the Landlord;

     (h) there is no existing default by either the sublandlord or the subtenant under the Sublease;

     (i) there are no set-offs, defences or counterclaims by the subtenant in respect of the payment of rent or the enforcement of the obligations to be performed by the sublandlord under the Sublease nor any agreement between the subtenant and the sublandlord abating or deferring any past, present or future rent except as set out in the Sublease;

     (j) no litigation or governmental or municipal proceeding has been commenced or is pending or threatened by or against the sublandlord with respect to the subleased premises and the subtenant is in compliance with all applicable laws with respect to its occupancy of the subleased premises;

     (k) all improvements to be provided by the sublandlord under the Sublease or under any antecedent agreement relating thereto, have been completed to the satisfaction of the subtenant and all allowances on account of such subtenant's improvements or any tenant inducements in kind or money, including rental abatements or concessions, have been paid in full by the sublandlord; and

     (l) the deposit including all interest thereon that accrues to the benefit of the subtenant, now held by the sublandlord, is $ - and the same shall be paid by the Tenant to the Landlord concurrently with the execution of this Modification and Partial Surrender.

3. The Landlord hereby accepts the surrender by the Tenant of the Surrendered Portion of the Leased Premises as aforesaid and hereby releases the Tenant from any liability, claim and demand in respect of all or any of the covenants contained in or otherwise arising under the Lease with respect to the Surrendered Portion of the Leased Premises from the Effective Time, provided that the Tenant has delivered possession of the Surrendered Portion of the Leased Premises to the Landlord on or before the Effective Time in accordance with the terms of this Modification and Partial Surrender, and subject to the survival of the representations, warranties and covenants of the Subtenant herein contained, which are not released and which shall remain in full force and effect.

4. The Tenant hereby releases the Landlord from any and all liability, claim and demand in respect of all or any of the covenants contained in or otherwise arising under the Lease with respect to the Surrendered Portion of the Leased Premises, excluding any liability, claim or demand in respect of the obligations as sub-landlord with respect to the Sublease arising from and including the Effective Time.

5.   The Lease is hereby further amended as follows:

     (a)  Section 1.01(k) "Renewal Terms" is hereby deleted in its entirety.

     (b)  Section  1.01(l)  "Allowed  Number of  Vehicle(s)"  is  amended to be:
          "Eight (8) random stalls in the secured parkade and if available, and if requested by the Tenant, additional parking rights shall be provided on a month to month basis, subject to termination with thirty
          (30) days' written notice by either party".

     (c) Section 1.01(m) "Parking Rates" is amended to be: "$40.00 per stall per month"

     (d) Landlord's Option to Terminate. The Landlord shall be entitled to terminate the Lease, as modified by this Modification and Partial Surrender, and all of the Tenant's other leases of premises in the Building (but not less than all of the Tenant's leases) upon one hundred eighty (180) days' prior written notice to the Tenant and upon payment to the Tenant of a termination fee equal to three

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          (3) months of Basic Rent (as defined in each of the  Tenant's  leases)
          as full compensation for all costs, damages, nuisance and discomfort which the Tenant my incur or suffer.

     (e) Tenant's Option to Surrender. The Tenant shall be entitled to fully or partially surrender the Lease, as modified by this Modification and Partial Surrender, and the remaining 3,683 square feet of the Leased Premises (the "Remaining Leased Premises") or any part thereof, without penalty, under the following circumstances:

          o a replacement tenant is willing to enter into a lease with the Landlord for the surrendered premises at conditions that the Landlord, acting reasonably, considers "at market"; and

          o the replacement tenant offers, in the reasonable opinion of the Landlord, an adequate covenant; and

          o the demising of the Remaining Leased Premises required to accommodate the replacement tenant is, in the sole opinion of the Landlord, rational both for the premises being demised out and for the balance of the Remaining Leased Premises; and

          o the proposed lease term is at least three (3) years unless the replacement tenant is Styrdent Software Inc.

6. The Lease, as modified by this Modification and Partial Surrender of Lease, shall remain in full force and effect, and time remains of the essence thereof.

7. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

8. The parties agree to do and execute, or cause to made, done or executed, all such further and other lawful acts, deeds, things, devices, conveyances and assurances in law or equity whatsoever from time to time and at all times upon every reasonable request of the other to give effect to the intent of this Agreement.

9. Time is expressly declared to be of the essence of this Agreement and of each and every term, covenant, agreement, condition and provision hereof or arising hereunder and observance and performance thereof.

10. All notices, demands and other writings (hereinafter called a "Notice") contemplated to be given, made or sent, by either party to the other shall be in writing addressed to the other at its address hereinbefore given, or if any party has notified the other in writing of a change of its address, at the last address of which notice has been given pursuant to this clause. Any Notice shall be deemed to have been received on the date of actual delivery if delivered, or the date of receipt at such address if mailed, or the date of confirmation of transmission if sent by facsimile transmission. No other method of delivery or giving of written notice or demand is precluded by this clause.

11. The waiving by a party hereto of a breach of an obligation hereunder of the other party will not be considered to be a waiver of a subsequent breach of that obligation or another obligation. No obligation in this Agreement will be considered to have been waived by a party unless the waiver is in writing signed by the party waiving the same.

12. Words and phrases capitalized in this Agreement and defined in the Lease shall have the meanings ascribed thereto in the Lease.

IN WITNESS WHEREOF the parties hereto have executed this Modification and Partial Surrender as of the day, month and year first above written.

LANDLORD:       TONKO REALTY ADVISORS (B.C.) LTD. as Agent of the Owners


                ____________________________________
                By:  Andrew Altow, General Manager

TENANT:         INFOWAVE SOFTWARE, INC.


                By:_________________________________

                George Reznik, CFO
                ------------------------------------
                Print Name and Position

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                                  SCHEDULE "A"
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                                   FLOOR PLAN


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